INCOME TAXES.	12 Months Ended
Dec. 31, 2013
INCOME TAXES.
INCOME TAXES.
14	INCOME TAXES

A reconciliation of the U.S. Federal statutory income tax rate to the effective income tax rate is as follows:

	Year ended December 31, 2013	Year endedDecember 31, 2012
	%	%
Tax expense at the federal statutory rate	34	34
State tax expense, net of federal tax effect	5	5
Permanent timing differences	(10)	-
Deferred income tax asset valuation allowance	(29)	(39)
	-	-

Significant components of the Company s deferred income tax assets are as follows:

	December 31, 2013	December 31, 2012

Deferred income tax assets
Net operating losses	$3,100,000	$2,000,000
Valuation allowance	(3,100,000)	(2,000,000)
Net deferred tax income tax assets	$-	$-

The valuation allowance for deferred income tax assets as of December 31, 2013 and December 31, 2012 was $3,100,000 and $2,000,000, respectively. The net change in the deferred income tax assets valuation allowance was an increase of $1,100,000 and $170,000 for Fiscal 2013 and 2012, respectively.

As of December 31, 2013, the prior three years remain open for examination by the federal or state regulatory agencies for purposes of an audit for tax purposes.

Our net operating loss carry-forwards of $7,900,000 begin to expire in 2029 and continue to expire through 2033. In assessing the realizability of deferred income tax assets, management considers whether or not it is more likely than not that some portion or all deferred income tax assets will be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies in making this assessment.

The Company s ability to utilize the operating loss carry-forwards may be subject to an annual limitation in future periods pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, if future changes in ownership occur